Exhibit 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Industrias Bachoco, S.A. de C.V., a sociedad anonima de capital variable under the laws of Mexico (the "Company"), does hereby certify that, to the best of such officer's knowledge:

          1. The accompanying Report of the Company on Form 20-F for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


June 26, 2006

                                             By: /s/ Cristobal Mondragon Fragoso
                                                 -------------------------------
                                                 Cristobal Mondragon Fragoso
                                                 Chief Executive Officer

June 26, 2006

                                             By: /s/ Daniel Salazar Ferrer
                                                 -------------------------------
                                                 Daniel Salazar Ferrer
                                                 Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Industrias Bachoco, S.A. de C.V. and will be retained by Industrias Bachoco, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.